Non-current financial assets (Tables)	12 Months Ended
Dec. 31, 2025
Categories of non-current financial assets [abstract]
Disclosure of the movement of non current financial assets [Table Text Block]

MOVEMENTS (Million euro)	LONG- TERM LOANS TO ASSOCIATES	RESTRICTED CASH FROM INFRASTRUCTURE PROJECT COMPANIES AND OTHER FINANCIAL ASSETS	FINANCIAL INVESTMENTS CARRIED AT FAIR VALUE	LOANS ASSOCIATED WITH DIVESTMENT TRANSACTIONS	OTHER LONG- TERM RECEIVABLES	TOTAL
BALANCE AT 31/12/2023	262	628	45	186	27	1,148
Additions	113	18	566	1	32	730
Disposals	(3)	(275)	(2)	(176)	(33)	(489)
Transfers and other	(273)	—	(1)	(13)	—	(287)
Foreign exchange	1	30	2	2	2	37
BALANCE AT 31/12/2024	100	401	610	—	28	1,139
Additions	16	1,375	7	18	29	425
Disposals	(5)	(1,471)	(548)	—	(37)	(1,040)
Transfers and other	—		(4)	(5)	12	3
Foreign exchange	1	(43)	(3)	1	(7)	(52)
BALANCE AT 31/12/2025	113	262	61	13	26	475
Note: Balances net of provisions